UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2014

Reve Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd. Suite 900, Huntington Beach, CA 92647

(Address of principal executive offices) (Zip Code)

(714) 907-1241

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 23, 2014, Rêve Technologies, Inc. (the “Company”) completed the assignment of the assets of MatchTrade, Inc. (MatchTrade) and OnTheCurb, LLC (“OnTheCurb”) to the Company. The assets involved in this transaction are the web domains, patents and mobile applications of both MatchTrade and OnTheCurb. The MatchTrade mobile application is a barter and trade mobile application matchmaker to facilitate C2C, B2C and B2B trading. The OnTheCurb mobile application is a free marketplace that makes it easy to give away and find free items close to the user.

This is a related party transaction as Tamio Stehrenberger is the President of MatchTrade, OnTheCurb, and the Company. There was no consideration for the assignment of the assets.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rêve Technologies, Inc.

Dated: November 12, 2014	By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
Chief Executive Officer